MEMORANDUM OF CHANGES


                      VAN KAMPEN UNITS TRUSTS, SERIES 1159


   The Prospectus filed with Amendment No. 1 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 1159 on October 27, 2011. Amendment No. 1 does not include the Economic Expansion Portfolio, Series 6. With the exception of any changes related to the removal of the Economic Expansion Portfolio, Series 6, an effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Amendment.

     Front Cover Page. The date of the Prospectus has been inserted and the preliminary prospectus disclosure has been removed.

     Inflation Hedge Portfolio - Principal Investment Strategy. In the fifth paragraph of this section, the percentage of funds in the Portfolio that are classified as "non-diversified" under the 1940 Act has been provided. The sixth paragraph describing the possibility of investing in a future series of the Portfolio has been added.

     The "Fee Table," "Example," and "Essential Information" sections have been completed.

     The "Portfolio" page and notes thereto have been finalized.

     The "Report of Independent Registered Public Accounting Firm" page has been completed.

     The "Statement of Condition" page has been finalized.

     Back Cover Page. The table of contents has been updated and the date of the Prospectus has been inserted.

     Information Supplement. The table of contents has been updated.